[THIS DOCUMENT IS A COPY OF THE CURRENT REPORT ON FORM 8-K DATED MARCH 16, 1998 FILED ON APRIL 1, 1998 PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION]


                            ASSET PURCHASE AGREEMENT


      THIS AGREEMENT is made as of the 6th day of March, 1998, by and between KENCO WILLIAMS INC., a Delaware corporation ("Kenco"), and KENCO PRODUCTS, INC., a Delaware corporation (the "Purchaser"). There are numerous other defined terms which are capitalized in this Asset Purchase Agreement (the "Agreement"), all of which are defined in the substantive provisions of this Agreement or in Article 1, below.

                                    RECITALS


      The Purchaser desires to acquire from Kenco the Acquired Assets subject to the Assumed Liabilities, excluding the Excluded Assets and the Retained Liabilities.

      A. George Briggs ("Briggs"), one of the Guarantors and a principal owner of the Purchaser, has been acting as general manager in charge of operating the business of Kenco for more than the past year, is aware of the history of operating losses of Kenco, and, therefore, has a significant amount of information regarding the business and assets which are subject of this Agreement, including (without limitation) the Acquired Assets, the Assumed Liabilities, the Excluded Assets, and the Retained Liabilities.

      B. Kenco desires to sell the Acquired Assets subject to the Assumed Liabilities;

      C. Kenco desires to lease to the Purchaser, and the Purchaser desires to lease from Kenco, the Leased Assets on the terms and conditions described herein and set forth in the Lease;

      D. Kenco is willing to act as inventory warehouseman for the Purchaser on the terms and conditions described herein and set forth in the Warehouse Agreement; and

      E. The Guarantors are willing to guarantee the obligations of the Purchaser under the Lease and the Warehouse Agreement pursuant to the Guaranty.

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:


                                    ARTICLE 1

ARTICLE 1                         DEFINITIONS
      Unless otherwise defined in the substantive provisions of this Agreement, the following terms will have the meanings ascribed to them in this Article 1.

      1.1 "Acquired Assets" means the assets being acquired pursuant hereto by the Purchaser, including (without limitation) the assets described in Exhibit A.

      1.2 "Acquisition" means the purchase by the Purchaser and the sale by Kenco of the Acquired Assets, subject to the Assumed Liabilities, the Lease and the Warehouse Agreement.

      1.3 "Assumed Liabilities" means those liabilities described in Exhibit B.

      1.4 "Change of Control" means any of the following: (i) the sale, lease, transfer, conveyance or other disposition of, in one or a series of related transactions, of all or substantially all of the assets of the Purchaser to any Person (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) (each an "Acquiring Person"), (ii) the adoption of a plan relating to the liquidation or dissolution of the Purchaser, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (other than either of the Guarantors) becomes the "beneficial owner" (as each such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 20% of the voting stock of the Purchaser, or (iv) the sale or other disposition by the Guarantors of their equity ownership position in the Purchaser by more than 20%.

      1.5      "Closing" has the meaning set forth in Section 3.3, below.

      1.6      "Closing Date" has the meaning set forth in Section 3.3, below.

      1.7 "Closing Documents" means this Agreement and the exhibit agreements and other related agreements required to be executed and delivered under this Agreement.

      1.8 "Employment Agreement" means the Employment Agreement between the Purchaser and George Briggs in the form of Exhibit H.

      1.9 "Environmental Law or Laws" means all applicable federal, state, local and foreign laws, statutes, ordinances, codes, rules, standards and regulations, now or hereafter in effect, and in each case as amended or supplemented from time to time, and any applicable judicial or administrative interpretation thereof, including any applicable judicial or administrative order, consent decree, order or judgment, imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the environment and natural resources (including ambient air, surface water, groundwater, wetlands, land surface or subsurface strata, wildlife, aquatic species and vegetation). Environmental Laws include, but are not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (42 U.S.C. ss.ss. 9601 et seq.) ("CERCLA"); the Hazardous Materials Transportation Authorization Act of 1994 (49 U.S.C. ss.ss. 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. ss.ss. 136 et seq.); the Solid Waste Disposal Act (42 U.S.C. ss.ss. 6901 et seq.); the Toxic Substance Control Act (15 U.S.C. ss.ss. 2601 et seq.); the Clean Air Act (42 U.S.C. ss.ss. 7401 et seq.); the Federal Water Pollution Control Act (33 U.S.C. ss.ss. 1251 et seq.); the Occupational Safety and Health Act (29 U.S.C. ss.ss. 651 et seq.); and the Safe Drinking Water Act (42 U.S.C. ss.ss. 300(f) et seq.), each as from time to time amended, and any and all regulations promulgated thereunder, and all analogous state, local and foreign counterparts or equivalents and any transfer of ownership notification or approval statutes.


      1.10 "Environmental Liabilities" means any and all liabilities for the violation of, or remediation under, any Environmental Laws.

      1.11     "Exchange Act" means Securities Exchange Act of 1934.

      1.12     "Excluded Assets" means those assets described on Exhibit C.

      1.13 "Excluded Liabilities" means those liabilities described on Exhibit D.

      1.14     "GAAP"   means   generally   accepted   accounting   principles
consistently applied in the United States.

      1.15 "Guarantors" means Colfax Group, Inc., a Delaware corporation, and George Briggs, jointly and severally.

      1.16 "Guaranty" means the guaranty of obligations of the Purchaser to be executed by the Guarantors in the form attached as Exhibit E.

      1.17 "Hazardous Materials" means any substance, material or waste which is regulated by or forms the basis of liability now or hereafter under, any Environmental Laws, including any material or substance which is (a) defined as a "solid waste," "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste," "restricted hazardous waste," "pollutant," "contaminant," "hazardous constituent," "special waste," "toxic substance" or other similar term or phrase under any Environmental Laws, or (b) petroleum or any fraction or by-product thereof, asbestos, polychlorinated biphenyls (PCB's), or any radioactive substance.

      1.18 "Inventory" means the personal property identified on Exhibit 1 to the Warehouse Agreement.

      1.19     "IRC" means the Internal Revenue Code of 1986, as amended.

      1.20     "Knowledge"   means  actual   knowledge   without   independent
investigation.

      1.21 "Lease" means the lease of the Owned Facilities by Kenco to the Purchaser in the form attached as Exhibit G.

      1.22 "Lender" means Fidelity Funding, Inc., the Purchaser's primary lender relating to the Transaction.

      1.23 "Liability or Liabilities" means direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, known or unknown, asserted or unasserted, fixed or unfixed, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise which affects or could affect the Acquired Assets, including any liability for Taxes.


      1.24 "KPI Common Stock" means the $.01 par value common stock of the Purchaser.

      1.25 "KPI Preferred Stock" means the preferred stock to be issued to Kenco by the Purchaser in accordance with the Certificate of Designations of Series A Senior Preferred Stock, attached as Exhibit J.

      1.26 "Ordinary Course of Business" or "Ordinary Course" means the ordinary course of business consistent with past custom and practice of Kenco (including with respect to quantity and frequency).

      1.27 "Owned Facilities" means the real property and associated fixtures owned by Kenco located at 10758 County Road 2, Middlebury, Indiana 46540.

      1.28 "Permits" means all licenses, permits, orders and approvals of any federal, state or local governmental or regulatory bodies that are material to or necessary for the conduct of the business of Kenco.

      1.29 "Person"  means any  individual,  corporation,  partnership,  limited
liability   company,   joint   venture,   trust,   association,   unincorporated
organization, agency, other entity or groups of entities, or governmental body.

      1.30 "Security Agreement" means the Security Agreement between Purchaser and Kenco attached as Exhibit F.

      1.31 "Security Interest" means any mortgage, pledge, security interest, encumbrance, charge, claim, or other lien, other than: (a) mechanic's, materialman's and similar liens; (b) liens for Taxes not yet due and payable or for Taxes that the taxpayer is contesting in good faith through appropriate proceedings; (c) liens arising under worker's compensation, unemployment insurance, social security, retirement and similar legislation; (d) liens arising in connection with sales of foreign receivables; (e) liens on goods in transit incurred pursuant to documentary letters of credit; (f) purchase money liens and liens securing rental payments under capital lease arrangements; and
(g) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.


      1.32 "Tax" means any federal, state, local or foreign income, gross receipts, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, stamp, excise, occupation, sales, use, transfer, value added, ad valorem, alternative, minimum, estimated, net worth, self-employment, Medicaid, or other tax, including any interest, penalty or addition thereto, whether disputed or not.

      1.33 "Transaction" means the transactions contemplated by this Agreement and the other Closing Documents.

      1.34 "Warehouse Agreement" means the agreement between Kenco and the Purchaser for the storage and sale of Inventory, in the form attached as Exhibit I.


                                    ARTICLE 2

                         ACQUISITION OF ACQUIRED ASSETS

      2.1 Purchase and Sale. At the Closing and subject to the terms and conditions stated herein, Kenco agrees to sell, assign, convey and transfer to the Purchaser, and the Purchaser agrees to purchase from Kenco, the Acquired Assets together with all of the properties, rights and goodwill associated therewith of every kind and description, tangible and intangible, personal or mixed, as more particularly described in Exhibit A to this Agreement, subject to the Assumed Liabilities described in Exhibit B to this Agreement. Kenco's sale, conveyance, assignment and transfer of the Acquired Assets shall be free and clear of all Security Interests.

      2.2      Excluded   Assets.   The  Purchaser   shall  not  purchase  the
Excluded Assets described in Exhibit C.

                                    ARTICLE 3

                           PURCHASE PRICE AND CLOSING

      3.1      Purchase Price for Acquired Assets.

               (a) The Purchaser shall pay the total amount of: (1) $1,125,000 in immediately available funds; (2) 2,000 shares of KPI Preferred Stock; and (3) the Purchaser will assume the Assumed Liabilities (the total of (1), (2) and (3) being the "Purchase Price") to Kenco for the purchase of the Acquired Assets. The Purchase Price shall be payable to Kenco at the Closing.

      3.2      Allocation of the Purchase Price.

               (a) The Purchase Price shall be allocated among the Acquired Assets as set forth on Schedule 3.2.

               (b) The parties agree that they will not take any tax or other position inconsistent with any allocation of the Purchase Price set forth on
Schedule 3.2.

               (c) The Purchaser and Kenco each covenant with the other that it will promptly give written notice to the other of any inquiry or challenge of such allocation by any federal, state or local tax authority.

      3.3 Closing of the Purchase. The closing of the Transaction (the "Closing") shall take place at Kenco's offices in Middlebury, Indiana, or at such other place as selected by the parties on March 6, 1998 at 10:00 a.m. or at such other time as the parties may agree, but no later than March 20, 1998 (the "Closing Date").

      3.4 Sales and Similar Taxes. The Purchaser shall pay any sales, use, personal property or similar tax payable as a result of its acquisition of the Acquired Assets.


                                    ARTICLE 4

                            REPRESENTATIONS OF KENCO

      As an inducement to the Purchaser to enter into this Agreement and to complete the Transaction, and with the knowledge that the Purchaser will rely thereon, Kenco represents and warrants to the Purchaser that all of the representations and warranties in this Article 4 are true, correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article 4), except as set forth in the Schedules attached to this Agreement which may be revised by Kenco at any time or times prior to Closing and which Schedules, as the same may be so revised, will be initialed by the parties at the Closing.


      4.1 Due Organization and Qualification. Kenco is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the corporate power and lawful authority to carry on its business as now being conducted.

      4.2 Title to Property. Kenco has good, valid and marketable title to all real and personal property included in the Acquired Assets (tangible and intangible), in each case subject to no Security Interest, option, right of first refusal, or other restriction of any kind or character (except such Security Interest which will be released at the Closing following payment to the holder of such Security Interest).

      4.3 Authority of Kenco; Consents. (a) Kenco has full power and authority to execute and deliver this Agreement and the other Closing Documents and to carry out the Transaction; and Kenco has taken all requisite corporate action to authorize the execution, delivery and performance of the Closing Documents.

               (b) This Agreement and the other Closing Documents are valid and binding agreements of Kenco enforceable in accordance with their terms.

               (c) To the Knowledge of Kenco, and based on the representations by Briggs to Kenco contained in Section 5.4: (A) no consent, authorization or approval of, or declaration, filing or registration with, any governmental or regulatory authority or any consent, authorization or approval of any other third party is required to enable Kenco to enter into and perform its obligations under this Agreement and the other Closing Documents except as will be obtained at or prior to the Closing; and (B) neither the execution and delivery of this Agreement and the other Closing Documents, nor the consummation of the Transaction will:

                    (1) Be in violation of the Certificate of Incorporation, Bylaws or any other organizational document of Kenco, or constitute a breach of any evidence of indebtedness or agreement to which Kenco is a party;

                    (2) Result in the creation or imposition of any Security Interest on any of the Acquired Assets under any agreement or commitment to which Kenco or the Acquired Assets are bound;

                    (3) Conflict with or result in the breach of any writ, injunction or decree of any court or governmental instrumentality;

                    (4)  Violate  any  statute,   law  or  regulation  of  any
jurisdiction  as such  statute,  law or  regulation  relates  to the  Acquired
Assets; or

                    (5) Violate or cause any revocation of, or limitation on, any Permit.


      4.4 Compliance with Laws. To the Knowledge of Kenco, and based on the representations of Briggs to Kenco contained in Section 5.4, Kenco is not in violation of, nor has Kenco violated, any applicable order, judgment, injunction, award or decree relating to the Acquired Assets. To the Knowledge of Kenco, Kenco has not violated nor is it in violation of any federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator applicable to the Acquired Assets.

      4.5 Litigation. There are no outstanding orders, judgments, injunctions, awards or decrees of any court, governmental or regulatory body or arbitration tribunal against or involving the Acquired Assets or the Assumed Liabilities. The Purchaser is aware of the litigation in which Kenco or its affiliates are involved as described on Schedule 4.5 hereto and, with respect to such litigation, Kenco will indemnify and hold harmless Purchaser against any and all liabilities which may accrue to Purchaser from such litigation.

      4.6 Broker's or Finder's Fees. No agent, broker, Person or firm acting on behalf of Kenco is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with the Transaction.


                                    ARTICLE 5

              REPRESENTATIONS OF THE PURCHASER AND THE GUARANTORS

      As an inducement to Kenco to enter into this Agreement and to complete the Transaction and with the knowledge that Kenco will rely thereon, the Purchaser and the Guarantors, jointly and severally, represent and warrant to Kenco that all of the representations and warranties in this Article 5 are true, correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article 5).

      5.1 Due Incorporation and Qualification of the Purchaser. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and lawful authority to carry on its business as now being conducted. On or before the Closing Date, the Purchaser will be duly qualified or otherwise authorized as a foreign corporation to transact business and will be in good standing in the State of Indiana.

      5.2 Authority of the Purchaser and the Guarantors; Consents. (a) The Purchaser and the Guarantors each have full power and authority to execute and deliver this Agreement and the other Closing Documents and to carry out the Transaction; and the Purchaser and the Corporate Guarantor each has taken all requisite corporate action to authorize the execution, delivery and performance of the Closing Documents.


               (b) This Agreement and the other Closing Documents are valid and binding agreements of the Purchaser and each of the Guarantors, enforceable in accordance with their terms.

               (c) To the Knowledge of the Purchaser and each of the Guarantors:
(A) no consent, authorization or approval of, or declaration, filing or registration with, any governmental or regulatory authority or any consent, authorization or approval of any other third party is required to enable the Purchaser and the Guarantors to enter into and perform their respective obligations under this Agreement and the other Closing Documents except as will be obtained at or prior to the Closing; and (B) neither the execution and delivery of this Agreement and the other Closing Documents, nor the consummation of the Transaction will, with respect to the Purchaser and the Guarantors, individually:

                    (1) Be in violation of the Certificate of Incorporation, Bylaws or any other organizational documents of it, or constitute a breach of any evidence of indebtedness or agreement to which it is a party;

                    (2) Cause a default under any mortgage or deed of trust or other lien, charge or encumbrance to which any of its property is subject to under any contract to which it is a party, or permit the termination of any such contract by another Person;

                    (3) Result in the creation or imposition of any Security Interest on any of its property or assets (except the Acquired Assets) under any agreement or commitment to which it is bound;

                    (4) Accelerate, or constitute an event entitling, or which would upon notice or lapse of time or both, entitle the holder of any indebtedness to accelerate the maturity of any such indebtedness.

                    (5) Conflict with or result in the breach of any writ, injunction or decree of any court or governmental instrumentality;

                    (6)  Violate  any  statute,   law  or  regulation  of  any
jurisdiction as such statute, law or regulation relates to it; or

                    (7) Violate or cause any revocation of, or limitation on, any Permit.

      5.3 KPI Preferred Stock. The KPI Preferred Stock upon issuance and the KPI Common Stock issuable upon conversion of the KPI Preferred Stock, will be duly authorized, fully paid and non-assessable and not subject to any preemptive rights.

      5.4 Existing Operations. George Briggs has acted as general manager in charge of operating the business of Kenco for more than a year and in connection with such operations, and represents and warrants to Kenco, to the best of his Knowledge, that: (A) no consent, authorization or approval of, or declaration, filing or registration with, any governmental or regulatory authority or any consent, authorization or approval of any other third party is required to enable Kenco to enter into and perform its obligations under this Agreement and the other Closing Documents except as will be obtained at or prior to the Closing; (B) neither the execution and delivery of this Agreement and the other Closing Documents nor the consummation of the Transaction thereby will violate or cause any revocation of, or limitation on, any Permit; (C) Kenco is not in violation of, nor has Kenco violated, any applicable order, judgment, injunction, award or decree relating to the Acquired Assets; and (D) Kenco has not violated, nor is it in violation, of any federal, state, local or foreign law, ordinance or regulation or any other requirement of any governmental or regulatory body, court or arbitrator applicable to the Acquired Assets including Environmental Laws.


      5.5 Broker's or Finder's Fees. No agent, broker, Person or firm acting on behalf of the Purchaser or the Guarantors is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto, or from any Person controlling, controlled by or under common control with any of the parties hereto, in connection with the Transaction, except Cascade Capital, Inc., which acted as a broker for the Purchaser and whose commission and fees related to the transactions contemplated by this Agreement and the other Closing Documents will be paid entirely by the Purchaser.

                                    ARTICLE 6

                             REGULATORY COMPLIANCE

      6.1 Bulk Sales Compliance. The Purchaser hereby waives compliance by Kenco with the provisions of the bulk sales law of the State of Indiana, if applicable to the transfer of the Inventory pursuant to the Warehouse Agreement. Kenco agrees to indemnify and hold the Purchaser harmless from any liability, other than Liabilities which comprise part of the Assumed Liabilities, incurred as a result of the failure to so comply.

     6.2 Hart-Scott-Rodino Act. The parties have concluded that provisions of the Hart-Scott-Rodino Act, 15 U.S.C. ss.ss. 18a, relating to antitrust review by the federal government, and any similar state statute, are inapplicable to the transaction contemplated hereunder.

      6.3 The WARN Act. The parties have concluded that the provisions of the WARN Act, 29 U.S.C. ss.ss. 2101, et seq., and any similar state statute, relating to notice to employees, are inappropriate to the transactions contemplated hereunder. Kenco agrees to indemnify and hold the Purchaser harmless from any liability, other than Liabilities which comprise part of the Assumed Liabilities, incurred as a result of the failure to so comply with the WARN Act to the extent applicable.

      6.4 COBRA. Kenco will continue to comply with the provisions of COBRA, Pub. L. No. 99-272, 99th Cong., 2d Sess. (1987), and any similar state statute, relating to continuation of health benefits to employees of Kenco whose termination dates occurred on or before the Closing Date.



                                    ARTICLE 7

                        [SECTION INTENTIONALLY OMITTED]



                                    ARTICLE 8

                         [SECTION INTENTIONALLY OMITTED]


                                    ARTICLE 9

                        [SECTION INTENTIONALLY OMITTED]



                                   ARTICLE 10

                       ACTIONS TO BE TAKEN AT THE CLOSING

      In addition to the signature and delivery of this Agreement, the following actions shall be taken at the Closing, each of which shall be conditioned on completion of all the others and all of which shall be deemed to have taken place simultaneously:

      10.1     Transfer   Documents.   The   following   documents   will   be
delivered, as fully executed, at Closing:

               (a) Kenco shall deliver to the Purchaser an Assignment and Bill of Sale attached as Exhibit K conveying the Acquired Assets. Within five (5) Business Days after the Closing, Kenco shall deliver to Purchaser executed assignments in form satisfactory for filing with the U.S. Patent and Trademark Office to assign the patents and trademarks included in the Acquired Assets.

               (b) Kenco shall deliver to the Purchaser duly executed titles to all vehicles, machinery and equipment included in the Acquired Assets (provided such vehicles, machinery and equipment are titled) free and clear of any Security Interests.

      10.2 The Purchase Price. The Purchaser shall deliver to Kenco the Purchase Price.

      10.3 Lease. The Purchaser and Kenco will enter into the Lease, attached as Exhibit G.

      10.4 Warehouse Agreement. The Purchaser and Kenco will enter into the Warehouse Agreement attached as Exhibit I.

      10.5 Security Agreement. The Purchaser and Kenco will enter into the Security Agreement attached as Exhibit F.

      10.6 Guaranty. The Guarantors will execute and deliver to Kenco the Guaranty attached as Exhibit E.

      10.7 Employment Agreement. The Purchaser and George Briggs will execute and deliver to each other and to Kenco (third party beneficiary thereof) the Employment Agreement attached as Exhibit H.

      10.8 Employees. The Purchaser shall deliver to Kenco a list of employees, if any, who will not be hired by the Purchaser immediately after the Closing.


                                   ARTICLE 11

           SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

      11.1   Survival   of   Representations   and   Warranties.   All   of  the
representations and warranties of the parties contained in this Agreement shall survive the Closing for a period of one year after the Closing Date.

      11.2 Good Faith Efforts to Settle Disputes. Each of the parties agrees that, prior to commencing any litigation against the other concerning any matter with respect to which such party intends to claim a right of indemnification in such proceeding, such parties shall meet in a timely manner and attempt in good faith to negotiate a settlement of such dispute during which time such parties shall disclose to the others all relevant information relating to such dispute.

      11.3  Fees and  Expenses.  Notwithstanding  any  other  provision  in this
Article 11, if any dispute or controversy arises between any of the parties to this Agreement, the prevailing party in such dispute shall, in addition to any other remedies the prevailing party may obtain in such dispute, be entitled to recover from the other party all of its reasonable legal fees and out-of-pocket costs incurred by such party in enforcing or defending its rights hereunder.



                                   ARTICLE 12

                         [SECTION INTENTIONALLY OMITTED]


                                   ARTICLE 13

                         CERTAIN ADDITIONAL AGREEMENTS

      13.1 Public Statements; Confidentiality of Information. (a) No party will make any public disclosure (including, without limitation, disclosure to Kenco's employees or customers) of this Agreement or the Acquisition without the prior consent of the other party hereto, which consent shall not be unreasonably withheld, provided, however, that the foregoing shall not preclude any party from making any disclosure which, in the opinion of its counsel, is required to be made under applicable federal and state securities laws.

               (b) Subject to the obligation of Williams Controls, Inc., the parent of Kenco, as a public company to issue appropriate public announcements of material events, and subject to this Section 13.1 hereof, each party will maintain the confidentiality of all non-public information obtained from any other party.

      13.2 Employee Matters. Purchaser will assume any payable, vacation and payroll related liabilities excluding the obligations for long-term disabilities. Purchaser will have in place a full benefits package for the Kenco Employees hired by it, including health and life insurance with full and continuous coverage following the Closing and will advise Kenco at the Closing the names of any employees who will not be hired by the Purchaser.

      13.3 Capitalization; Insider Investment. Purchaser has authorized 25,000,000 shares of capital stock, includig 20,000,000 shares of common stock, $.01 par value per share, and 5,000,000 shares of preferred stock, $.01 par value per share. On or before the Closing Date, the Guarantors and other persons selected by the Guarantors shall have purchased 1,100,000 shares on or before the Closing Date and, within 60 days after the Closing shall have purchased an additional 900,000 shares at a price or prices of not less than 22 1/2(cent) per share. In addition, Purchaser may sell up to an additional 500,000 shares of its common stock on or before May 31, 1998 at a price or prices not less than 22 1/2(cent) per share. Purchaser has designated an additional 500,000 shares of its common stock (the "Option Plan Shares") for the grant and exercise of stock options under an employee stock option plan, of which not more than 250,000 shares may be issued at a price or prices not less than 22 1/2(cent) per share. For so long as Kenco or its successors or assigns owns the KPI Preferred Stock, the remaining 250,000 Option Plan Shares shall not be issued at a per share price or prices less than the greater of $1.333 or fair market value per share.


      13.4 Retention of Records. Following the Closing, the Purchaser will retain all records relating to Kenco's operations prior to the Closing for not less than six years, and will provide Kenco and its representatives access to and (if requested by Kenco) copies of such records during normal business hours. At Kenco's request, the Purchaser will turn over to Kenco the originals of all records relating to Kenco's operations prior to the Closing, although the Purchaser will be entitled to make and retain copies thereof as the Purchaser may deem necessary or appropriate.

      13.5 Expenses. Each party shall pay its own costs and expenses, including the fees and disbursements of its respective counsel, in connection with the negotiation, preparation and execution of this Agreement and the completion of the Transaction whether or not the Transaction is completed.

      13.6 Waivers and Consents. All waivers and consents given hereunder shall be in writing. No waiver by any party hereto of any breach or anticipated breach of any provision hereof by any other party shall be deemed a waiver of any other contemporaneous, preceding or succeeding breach or anticipated breach, whether or not similar, on the part of the same or any other party.

      13.7 Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other parties, or whenever any of the parties desires to give or serve upon any other parties any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be deemed to have been validly served, given or delivered (a) upon the earlier of actual receipt or five Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) one Business Day after deposit with a reputable overnight courier with all charges prepaid or (c) when delivered, if hand-delivered by messenger, all of which shall be addressed to the party to be notified and sent to the address indicated below, or to such other address as may be substituted by notice given as herein provided.

      If to the Purchaser:

      Kenco Products, Inc.
      c/o George Briggs
      10758 County Road 2
      Middlebury, IN 46540

      With a copy to:


      Thomas Keenum, Esq.
      Keenum & Tutor, P.A.
      301B College Street
      Booneville, MS 38829


      If to Kenco:

      Gerard A. Herlihy
      Chief Financial Officer
      c/o Aptek Williams, Inc.
      700 N.W. 12th Avenue
      Deerfield Beach, FL  33442

      With a copy to:

      Gerald Raskin, Esq.
      Friedlob Sanderson Raskin Paulson & Tourtillott, LLC
      1400 Glenarm Place, Suite 300
      Denver, CO 80202

The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to any Person designated herein to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

      13.8 Further Assurances. From and after the date of this Agreement, each of the parties hereto will cooperate with each other and will use its best efforts to obtain all necessary waivers and consents from third parties. Kenco, at any time and from time to time on and after the Closing, upon request by the Purchaser and without further consideration, shall take or cause to be taken such actions and execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such transfers, conveyances and assurances as may be reasonably requested by the Purchaser for the better conveying, transferring, assigning, delivering, assuring and confirming the Acquired Assets to the Purchaser. Specifically, within five (5) Business Days after the Closing, Kenco shall deliver to Purchaser executed assignments in form satisfactory for filing with the U.S. Patent and Trademark Office to assign the patents and trademarks included in the Acquired Assets.

      13.9 Entire Agreement. This Agreement, including all Schedules, Exhibits and Exhibit Agreements hereto, and the other Closing Documents constitute the entire agreement of the parties with respect to the subject matter hereof and may not be modified, amended or terminated except by a written instrument specifically referring to this Agreement signed by each of the parties hereto or as otherwise provided in this Agreement.


      13.10 Construction. In the event of an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" means including without limitation. Where appropriate to avoid any ambiguity and to encompass the broadest meaning, the word "and" shall mean "and/or," and the word "or" shall mean "and/or." The parties intend that the each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter, regardless of the relative levels of specificity, which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

      13.11 No Rights of Third Parties. All conditions of the obligations of the parties hereto, and all undertakings herein, except as otherwise provided herein or by a written consent, are solely and exclusively for the benefit of the parties hereto and their successors and assigns, and no other Person shall have standing to require satisfaction of such conditions or to enforce such undertakings in accordance with their terms or be entitled to assume that any party hereto will refuse to complete the Transaction contemplated hereby in the absence of strict compliance with any or all thereof, and no other Person shall, under any circumstances, be deemed a beneficiary of such conditions or undertakings, any or all of which may be freely waived in whole or in part, by mutual consent of the parties hereto at any time, if in their sole discretion they deem it desirable to do so.

      13.12 Headings. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      13.13 Applicable Law; Jurisdiction. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE CLOSING DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE RELATED DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MICHIGAN APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE PURCHASER AND EACH GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN OAKLAND COUNTY, MICHIGAN SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE PURCHASER, THE GUARANTORS, AND KENCO PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER CLOSING DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER CLOSING DOCUMENTS, PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE KENCO FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF KENCO. THE PURCHASER AND EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE PURCHASER AND EACH GUARANTOR HEREBY WAIVES ANY OBJECTION WHICH SUCH PERSON MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE PURCHASER AND EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PERSON AT THE ADDRESS SET FORTH HEREIN AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PERSON'S ACTUAL RECEIPT THEREOF OR FIVE DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPERApplicable Law; Jurisdiction. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF THE CLOSING DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE RELATED DOCUMENTS AND THE OBLIGATIONS SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MICHIGAN APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. THE PURCHASER AND EACH GUARANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN OAKLAND COUNTY, MICHIGAN SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE PURCHASER, THE GUARANTORS, AND KENCO PERTAINING TO THIS AGREEMENT OR ANY OF THE OTHER CLOSING DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER CLOSING DOCUMENTS, PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE KENCO FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF KENCO. THE PURCHASER AND EACH GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE PURCHASER AND EACH GUARANTOR HEREBY WAIVES ANY OBJECTION WHICH SUCH PERSON MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. THE PURCHASER AND EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PERSON AT THE ADDRESS SET FORTH HEREIN AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PERSON'S ACTUAL RECEIPT THEREOF OR FIVE DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.


      13.14 Waiver of Jury Trial. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG KENCO AND THE PURCHASER OR ANY GUARANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER CLOSING OR RELATED DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

      13.15 Parties in Interest. This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto except with the written consent of the other parties, which consent will not be unreasonably withheld. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      13.16 Counterparts and Facsimile Signatures. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

      13.17 Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

      13.18    Corporate   Authority.   The  undersigned  have  executed  this
Agreement with all requisite corporate authority.

      13.19    Time of Essence.  Time shall be of the essence hereof.


      IN WITNESS WHEREOF, the parties hereto have caused their names to be hereunto subscribed, all as of the day and year first above written.

                                 "The Purchaser"
                              KENCO PRODUCTS, INC.


                                  By /s/George Briggs
                                  -------------------------
                                  George Briggs, President


                                     "Kenco"
                              KENCO WILLIAMS, INC.


                                  By /s/George Briggs
                                  ------------------------------------
                                   Gerard A. Herlihy, Chief Financial
                                     Officer


       The undersigned persons have signed this Agreement for the purpose of making the representations contained in Article 5 herein and agreeing to the provisions contained in Sections 13.12 and 13.13.

                                  "Guarantors"
                               COLFAX GROUP, INC.


                                  By /s/George Briggs
                                    ----------------------------
                                    George Briggs, President

                                    /s/George Briggs
                                    -----------------------------
                                    George Briggs, Individually